Exhibit 99.1

IN THE IOWA DISTRICT COURT FOR POLK COUNTY

KURT BROWN, Derivatively on Behalf of
Nominal Defendant META FINANCIAL
GROUP, INC.,

                                Plaintiff,
                       v.

JAMES S. HAAHR, J. TYLER HAAHR,
BRADLEY C. HANSON, E. THURMAN
GASKILL, RODNEY G. MUILENBURG,
JEANNE PARTLOW, FREDERICK V.
MOORE, DAVID W. LEEDOM and
TROY MOORE,

                                Defendants,
and

META FINANCIAL GROUP, INC.,

                             Nominal Defendant.
) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	CASE NO. CL 123931

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION,
HEARING THEREON, AND RIGHT TO APPEAR

IMPORTANT NOTICE TO ALL CURRENT HOLDERS OF META FINANCIAL GROUP, INC. (“META FINANCIAL” OR THE “COMPANY”) COMMON STOCK AS OF AUGUST 22, 2012 (“CURRENT META FINANCIAL SHAREHOLDERS”) (EXCLUDING DEFENDANTS) AND THEIR SUCCESSORS-IN-INTEREST.

PLEASE NOTE THAT THE ABOVE-CAPTIONED ACTION IS NOT A “CLASS ACTION” AND NO INDIVIDUAL SHAREHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT DESCRIBED BELOW.

PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY.  IF YOU ARE A CURRENT META FINANCIAL SHAREHOLDER, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ACTIONS

PLEASE TAKE NOTICE that the above-captioned shareholder derivative action (the “Action”) is being settled. The terms of the proposed settlement of the Action (the “Settlement”) are set forth in a Stipulation of Settlement dated August 20, 2012 (the “Stipulation”).  On October 19, 2012, at 1:30 pm, a hearing (the “Settlement Hearing”) will be held before the Iowa District Court for Polk County (the “Court”), 500 Mulberry Street, Des Moines, Iowa 50309, in Room 302, to determine:  (i) whether the terms of the Settlement should be approved as fair, reasonable and adequate; (ii) whether to award Plaintiff’s Counsel fees and expenses in the amount of $450,000 (the “Fee and Expense Award”); and (iii) whether the Action should be dismissed with prejudice against the Defendants as set forth in the Stipulation filed with the Court.

This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.  Unless stated otherwise, all capitalized terms here have the same meaning as set forth in the Stipulation.

Plaintiff Kurt Brown (“Plaintiff”) brought this Action derivatively on behalf of Meta Financial against certain current and former officers and directors of the Company for allegedly violating their fiduciary duties in connection with the Company’s iAdvance loan program.  More specifically, following the Company’s disclosure of certain regulatory enforcement actions by the Office of Thrift Supervision (“OTS”) in connection with Meta Financial’s iAdvance loan program, Plaintiff alleged that the Individual Defendants breached their fiduciary duties to the Company by knowingly causing Meta Financial to: (1) engage in unfair or deceptive acts or practices in violation of applicable laws and OTS regulations; (2) place certain of the Company’s revenue streams at risk through such acts and practices; and (3) conceal from shareholders an investigation by the OTS, the alleged unlawful practices and the lack of adequate internal controls at the Company.  The Settlement described here resolves all claims that were raised, or could have been raised, in the Action.

The terms of the Settlement set forth in the Stipulation include corporate governance and internal control reforms at the management and Board of Directors (“Board”) levels related to, among other things, legal and regulatory compliance, training, and director independence.  The specific reforms achieved through the Settlement are set forth in the Term Sheet attached as Appendix A to this Notice.  The Individual Defendants and the Company have denied and continue to deny each and all of the claims and contentions alleged by Plaintiff in the Action and all charges of wrongdoing or liability against them.

Any Current Meta Financial Shareholder that objects to the Settlement of the Action and/or the Fee and Expense Award shall have a right to appear and to be heard at the Settlement Hearing, and may enter an appearance of counsel of such shareholder’s own choosing at such shareholder’s own expense, or may appear on their own.  However, no Person other than Plaintiff’s counsel and Defendants’ counsel in the Action shall be heard at the Settlement Hearing unless, no later than fourteen (14) days prior to the date of the Settlement Hearing, such shareholder has filed with the Court and delivered to counsel for the Parties a written notice of objection, signed as authorized by the objecting shareholder, setting forth the ground(s) for the objection and proof of the shareholder’s status as a Current Meta Financial Shareholder.  Any objecting shareholder must also file with the Court and deliver to all counsel in the Action (listed below) copies of any documents, exhibits, affidavits, or other evidence the shareholder will rely upon in support of his or her objection.  Only Current Meta Financial Shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

If you wish to object to the Settlement and/or the Fee and Expense Award, you must file with the Court and serve on the counsel listed below a written objection setting forth the ground(s) for such objection and providing proof of your current ownership of Meta Financial stock on or before October 5, 2012:

KESSLER TOPAZ MELTZER & CHECK, LLP Eric L. Zagar Counsel for Plaintiff Kurt Brown 280 King of Prussia Road Radnor, Pennsylvania 19087
DECHERT LLP Carl Volz Counsel for the Individual Defendants and Meta Financial, Inc. 115 S. LaSalle Street, Suite 2600 Chicago, Illinois 60603

Any person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding, unless the Court orders otherwise.

Current Meta Financial Shareholders who have no objection to the Settlement or the Fee and Expense Award do not need to appear at the Settlement Hearing or take any other action.  If you are a Current Meta Financial Shareholder, you will be bound by the Order and Final Judgment of the Court, and you will be deemed to have released any and all claims that have been or could have been brought in the Action.

This Notice was published as a Company Current Report on a Form 8-K on September 7, 2012, and filed with the United States Securities and Exchange Commission (the “SEC”) on that date.  You may obtain a copy of this Notice by referring to the SEC’s website at http://www.sec.gov.

Inquiries may be made to counsel for Plaintiff:  Eric L. Zagar, Kessler Topaz Meltzer & Check, LLP, 280 King of Prussia Road, Radnor, PA 19087; telephone (610) 667-7706.

Dated: August 22, 2012	BY ORDER OF THE IOWA DISTRICT COURT FOR POLK COUNTY (FIFTH JUDICIAL DISTRICT)

APPENDIX A

TERM SHEET1

Brown v. Haahr, et al., Case No. CL123931
(Iowa District Court, Polk County)

A.	Consequences for Illegal Conduct

In the event any judicial or administrative proceeding or action results in any finding or admission that any Meta Financial Group, Inc. (“Meta Financial” or the “Company”) or MetaBank director, officer, employee or independent contractor has participated in any illegal misconduct, the Board of Directors (the “Board”) shall take such action against the director, officer, employee or independent contractor as the Board determines is appropriate, which may include, among other things, termination with cause, demotion, withholding of severance payments, disgorgement of incentive compensation and/or other financial penalties.  Where appropriate and permissible under applicable state and federal regulations, Meta Financial and MetaBank shall include clawback provisions in any new or renegotiated employment, consulting, or similar agreements permitting those entities to clawback payments, compensation and other benefits to any director, officer, employee or independent contractor who has been found or has admitted to knowingly participating in any illegal misconduct.  Further, the Board shall analyze and determine whether or not such person’s direct supervisor should be penalized.  The results of the Board’s evaluation and action with regard to any such director, officer, employee or independent contractor and any such person’s direct supervisor shall be memorialized in writing by the Board and maintained for a period of no less than five (5) years.

B.	Additional Duties of the Chief Risk Officer

1.
At least quarterly the Chief Risk Officer shall provide directly to the Audit Committee, and the Chair of the Audit Committee shall provide to the Board, a report on Meta Financial’s and MetaBank’s implementation of the remedial measures and compliance with applicable laws and regulations.  The Chief Risk Officer shall also provide to the Audit Committee reports as necessary to provide assistance in connection with any investigation or review of any actual or potential violation of law and in connection with any review of the Company’s accounting policies or practices.

2.
The Board, with the assistance of the Chief Risk Officer, shall review on an annual basis the Company’s Code of Ethics and materials regarding compliance with applicable laws and regulations.  The Board shall approve all amendments to the Code of Conduct, and all amendments or updates shall be distributed to Meta Financial and MetaBank’s directors, employees and contractors as soon as practicable.

1 Unless stated otherwise herein, all capitalized terms are intended to have the same meaning as set forth in the Parties’ Stipulation of Settlement (the “Stipulation”).

3.
The Chief Risk Officer shall conduct, to the extent practicable, an annual review of the Company’s compliance with applicable laws and regulations.  The Chief Risk Officer shall prepare and provide to the Audit Committee written reports of the facts observed during the review and any results or conclusions reached concerning compliance status.

4.
In addition to the quarterly review reports to the Audit Committee, the Chief Risk Officer shall provide to the Board, the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”), and the Company’s auditors a written and/or oral report concerning compliance with the Code of Conduct and applicable laws and regulations prior to the issuance of the Company’s Form 10-Q and Form 10-K filings.

5.	The Chief Risk Officer shall have the right to present a report at any regularly-noticed meeting of the Board or any Committee thereof.

6.	The Chief Risk Officer shall regularly attend seminars and programs regarding compliance with applicable laws and regulations.

C.	Internal Audit Program

In addition to directly reporting to the Audit Committee, the Chief Risk Officer will also make quarterly reports to the CFO and communicate regularly with the CFO.  The Chief Risk Officer shall attend all Audit Committee meetings and meet at least quarterly with the Audit Committee.

D.	Additional Duties and Powers of the Audit Committee

1.
At least one member of the Audit Committee shall have experience and expertise in determining the Company’s responsibilities under applicable laws and regulations.  The Board or a committee thereof shall determination qualification criteria for such director and incorporate that criteria into the Audit Committee Charter prior to the selection or appointment of such a director.  Such director may be the same person deemed an “audit committee financial expert” under the Audit Committee charter.

2.	The Audit Committee and the Compliance Committee shall each meet at least four (4) times annually.

3.	The Audit Committee shall review and advise on the selection and removal of the Chief Risk Officer.

4.
The Audit and/or Compliance Committees shall ensure that Meta Financial maintains an appropriately staffed, trained, supervised and independent (viz a viz senior management and other departments) compliance department.

5.
At least once every three years, the Audit Committee shall conduct or cause the Company to conduct a comprehensive review of the Company’s compliance policies, practices, and procedures, and shall make a report and recommendation to the full Board concerning the effectiveness of and proposed revisions to these policies, practices, and procedures.

E.	Compliance Management Program

The Company shall make the following additions to its Compliance Management Program:

1.
Appropriate, position-specific training concerning compliance with applicable laws and regulations shall be conducted no less frequently than annually for all appropriate Meta Financial and MetaBank employees, Board members, and independent contractors.  In the event a person is appointed or hired after the annual training for a particular year, a special training session shall be held for such individual as soon as reasonably practicable after his or her appointment or hiring.

2.	Training shall include coverage of the Company’s Code of Conduct and also address recent developments and/or changes in all applicable laws and regulations.

3.	Training shall be in person where practicable.

4.
Where appropriate and practicable, each person receiving the training shall provide a written certification as to his or her receipt and understanding of the training and his/her obligations under the Company’s policies.

F.	Disclosure of Legal and Regulatory Investigations

1.
Any Meta Financial or MetaBank director, officer, employee or independent contractor who learns that Meta Financial or MetaBank, or any subsidiary, director, officer, employee or independent contractor thereof is the subject of any investigation of or inquiry into any potential legal or regulatory violation shall immediately report that to the Chief Risk Officer, who shall then immediately report it to the Board, the Company’s Chief Legal Officer, the CEO, the CFO, and the Company’s auditors.

2.	The Chief Risk Officer, the Board, the Company’s Chief Legal Officer, the CEO, and the CFO shall closely monitor any such investigation or inquiry as it progresses.

3.
The Chief Risk Officer, the Board, the Company’s Chief Legal Officer, the CEO, and the CFO shall ensure that the Company promptly complies with all applicable laws and regulations governing disclosure of such investigation or inquiry.

4.
The Company shall monitor changes in applicable laws and regulations governing its ability to make public disclosures concerning investigations and inquiries into any potential legal or regulatory violation and shall revise its policies concerning such disclosures in a manner commensurate with and such changes, to the extent such changes occur.

G.	Board of Directors

1.	In addition to his or her current responsibilities, the Lead Independent Director shall have the following additional responsibilities:

a.	Involvement in any board evaluations and committee assignments;

b.	Has authority to request that Chairman calls meeting of independent directors;

c.	Is encouraged to attend meetings of all committees;

d.	Has authority to add items to agenda at board meetings; and

e.	Has authority to require a report or meet independently of insider directors with the CEO, CFO, Chief Risk Officer, and/or Chief Legal Officer.

2.	A majority of the members of the Board shall be independent, where independent is defined as follows:

a.
Has not been employed by the Company or its subsidiaries or affiliates (defined for purposes of this demand as any individual or business entity that owns at least five percent (5%) of the securities of the Company having ordinary voting power) within the last five (5) calendar years;

b.	Does not own or control, directly or indirectly, five percent (5%) or more of the voting power of the Company;

c.	Is not affiliated with a not-for-profit entity that receives significant contributions from the Company;

d.
During the current calendar year or any of the three (3) immediately preceding calendar years, has not been a party to a transaction with the Company with respect to which the Company has been required to make disclosure under Item 404(a) of Regulation S-K;

e.	Is not employed by a public company at which an executive officer of the Company serves as a director;

f.	Has not had any of the relationships described above with any affiliate of the Company;

g.	Is not a member of the immediate family of any person who fails to satisfy the qualifications described above.

3.	Each independent director shall certify in writing that he or she is independent as defined above and shall immediately inform the Board of any change in his or her independent status.

4.
The Board, and all Board committees, shall keep typed meeting minutes from their regular and/or special meetings and circulate them to the directors prior to the subsequent Board or Board committee meeting.  These minutes shall be kept by the Company for at least ten (10) years.

5.	The independent directors of the Board shall meet in executive session at least four (4) times annually outside the presence of management directors.